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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  July 29, 1999
                                                           -------------



                         EN POINTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                  000-28052             75-2467002
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 (State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)             File Number)          Identification No)




       100 N. Sepulveda Blvd., 19th Floor, El Segundo, California  90245
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              (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code (310) 725-5200
                                                         --------------



                               Not Applicable
            ------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

     The Company recently completed a funding of a private placement of common stock of its formerly wholly-owned internet subsidiary, Purchase Pointe, Inc. dba firstsource.com, in the gross amount of $9,307,431, less about $160,000 of related costs. Such funding resulted in the sale of 2,659,266 shares at $3.50 per share now representing 28.58% of Purchase Pointe, Inc.'s outstanding capital stock.

     The Company continues to evaluate means of securing future financing for Purchase Pointe, Inc.

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     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              EN POINTE TECHNOLOGIES, INC.



Date:  July 29, 1999                          By: /s/ JAVED LATIF
                                                  -------------------
                                                  Javed Latif, CFO